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                                                                   EXHIBIT 4.2

                                                           THIS CERTIFICATE IS
                                                           TRANSFERABLE IN THE
                                                           CITY OF NEW YORK OR
                                                           IN MINNEAPOLIS, MN

COMMON STOCK
   NUMBER                                            COMMON STOCK
    CERS                     CERUS CORPORATION          SHARES

                             INCORPORATED            SEE REVERSE FOR
                             UNDER THE LAWS OF       CERTAIN
                             THE STATE OF            DEFINITIONS AND A
                             DELAWARE                STATEMENT AS TO
                                                     THE POWERS, DESIGNATIONS,
                                                     PREFERENCES,
                                                     RESTRICTIONS AND RIGHTS OF
                                                     SHARES
                                      CUSIP


         THIS CERTIFIES THAT



is the record owner of

            FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                              $0.001 PAR VALUE, OF

                                CERUS CORPORATION

transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

In Witness Whereof the Corporation has caused this certificate to be signed in facsimile by its authorized officers and its facsimile seal to be affixed.

         Dated:

         SECRETARY                                            PRESIDENT

COUNTERSIGNED AND REGISTERED:

NORWEST BANK MINNESOTA, N.A.
         TRANSFER AGENT AND REGISTRAR
BY
                  AUTHORIZED SIGNATURE



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                                CERUS CORPORATION

         The Corporation is authorized to issue Common Stock and Preferred Stock. The Board of Directors of the Company has the authority to fix the number of shares and the designations of Preferred Stock and to determine or amend the preferences, privileges, and restrictions granted to or imposed upon any unissued shares of Preferred Stock.

         The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights so far as the same shall have been fixed, and of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common
TEN ENT -  as tenants by the entireties
JT TEN -   as Joint tenants with right of
           survivorship and not as tenants
           in common

 UNIF GIFT MIN ACT -             _________Custodian____________________________
                                 (Cust)                                 (Minor)
                                 under Uniform Gifts to Minors
                                 Act___________________________________________
                                             (State)
 UNIF TRF MIN ACT -              _________Custodian (until age_________________)
                                 (Cust)
                                 ________________________under Uniform Transfer
                                 (Minor)
                                 to Minors Act_________________________________
                                                 (State)

Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, _________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
/                                   /
________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________



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                                           X____________________________________

                                           X____________________________________
                                  NOTICE.           THE SIGNATURE(S) TO THIS
                                                    ASSIGNMENT MUST CORRESPOND
                                                    WITH THE NAME(S) AS WRITTEN
                                                    UPON THE FACE OF THE
                                                    CERTIFICATE IN EVERY
                                                    PARTICULAR,    WITHOUT
                                                    ALTERATION OR ENLARGEMENT OR
                                                    ANY CHANGE WHATSOEVER.

SIGNATURE GUARANTEED:

______________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


         KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.